UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07089

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	5/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Pennsylvania
Intermediate
Municipal Bond Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Pennsylvania
Intermediate Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund covers the six-month period from December 1, 2003, through May 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings, continued to spend. Corporations have become more willing to hire new workers and invest in new projects and equipment. In addition, many states and municipalities have reported an increase in tax revenues, helping to relieve some of the fiscal pressures that arose during the economic downturn. As the economy has gained strength, fixed-income investors apparently have grown more concerned that long-dormant inflationary pressures could resurface,and municipal bond prices recently have become more volatile.

Despite fixed-income investors' current concerns, we believe that history confirms that bonds represent an important component of most investors' long-term investment portfolios. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

June 15, 2004

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended May 31, 2004, the fund achieved a total return of –0.01%.1 In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of –0.58% for the reporting period.2 In addition, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. During the reporting period, the average total return for all funds reported in the category was –1.00%.3

Despite heightened market volatility, municipal bond prices ended the reporting period only slightly lower than where they began.The fund produced a higher return than its benchmark and Lipper category average, primarily due to the effects of the fund's defensive positioning, including a relatively short average duration — a measure of sensitivity to changing interest rates — during periods of heightened volatility.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes.The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.The fund invests at least 80% of its assets in municipal bonds rated investment-grade, or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its net assets in municipal bonds rated below investment grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

When the reporting period began, municipal bonds had already recovered much of the value lost during the previous summer, when mounting evidence of stronger economic growth sparked a sharp market decline. Over the remainder of 2003 and the first quarter of 2004, bond prices remained stable amid robust investor demand and a weak U.S. labor market, which appeared to keep inflationary pressures at bay. In April 2004, however, signs of a stronger job market and higher energy prices created concern among investors that long-dormant inflationary forces might resurface, potentially prompting the Federal Reserve Board (the “Fed”) to raise rates earlier than most investors previously had expected. As a result, falling bond prices in April and May erased any of the reporting period's previous gains.

In addition, the strengthening economy began to produce better fiscal conditions for many states that had seen tax revenues fall short of budgeted projections during the downturn. Because of its stable population and mature economic base, Pennsylvania has fared better than many other states.As a result, there was little need for the state to issue additional debt, and the supply of newly-issued municipal bonds remained relatively low.

In this volatile environment, we maintained the fund's average duration in a range that we considered shorter than average. When making new purchases, we generally favored high-coupon, premium-priced bonds that historically have tended to perform well during market declines. We focused on bonds with maturities in the 10- to 15-year range, which helped us capture current yields without incurring the risks of longer-dated securities. In our view, these securities served as a good complement to the fund's core holdings of seasoned bonds.We also continued to upgrade the fund's overall credit quality as holdings of lower-rated securities matured or were redeemed or pre-refunded by their issuers.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to maintain what we consider to be the fund's generally defensive positioning —including a relatively short average duration, a focus on premium-priced bonds and an emphasis on credit quality — in the expectation that the Fed's next move is likely to be an increase in short-term interest rates. In our view, these are prudent strategies as investors adjust to the next phase of the economic cycle.

June 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund's return would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.

The Fund 5

STATEMENT OF INVESTMENTS

May 31, 2004 (Unaudited)

	Principal
Long-Term Municipal Investments—95.7%	Amount ($)	Value ($)

Albert Gallatin Area School District
5.15%, 9/1/2014 (Insured; MBIA)	1,220,000	1,295,567
Bensalem Township
5%, 12/1/2013 (Insured; FGIC)	1,640,000	1,779,728
Berks County Municipal Authority,
Health, Hospital and Nursing Home Revenue
(Phoebe-Devitt Homes Project)
5.50%, 5/15/2011	965,000	955,321
Bucks County Water and Sewer Authority, Revenue
(Neshaminy Interceptor)
5.375%, 6/1/2013 (Insured: AMBAC)	1,090,000	1,193,408
Butler Area Sewer Authority, Sewer Revenue
Zero Coupon, 1/1/2010 (Insured; FGIC)	600,000	482,526
Butler County:
5.25%, 7/15/2017 (Insured; FGIC)	1,200,000	1,328,052
5.25%, 7/15/2018 (Insured; FGIC)	1,670,000	1,848,206
Cambria County
5.875%, 8/15/2008 (Insured; FGIC)	850,000	874,489
Clarion Municipal Authority, Revenue
(Clarview Personal Care)
5.75%, 6/15/2013 (Insured; FGIC)	445,000	446,486
Council Rock School District
4.75%, 11/15/2017 (Insured; FGIC)	2,500,000	2,538,600
Delaware River Port Authority
(Port District Project)
4.75%, 1/1/2012 (Insured; MBIA)	1,000,000	1,044,600
Erie School District
Zero Coupon, 9/1/2009 (Insured; FSA)	1,010,000	834,634
Harrisburgh Authority, Office and Parking Revenue
5.75%, 5/1/2008	1,200,000	1,290,612
Harrisburgh Parking Authority, Parking Revenue
5.75%, 5/15/2014 (Insured; FSA)	740,000	831,101
Harrisburg Redevelopment Authority
Zero Coupon, 11/1/2016 (Insured; FSA)	2,000,000	1,076,240
Kennett Consolidated School District
5.25%, 2/15/2016 (Insured; FGIC)	1,000,000	1,071,750
McKeesport Area School District
Zero Coupon, 10/1/2009 (Insured; FGIC)	1,070,000	877,625
Monroe County Hospital Authority, HR
(Pocono Medical Center) 5.50%, 1/1/2012	1,095,000	1,192,236

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Monroeville Municipal Authority,
Sanitary Sewer Revenue
5.25%, 12/1/2015 (Insured; MBIA)	1,035,000	1,114,374
Mount Lebanon School District
5%, 2/15/2018	1,000,000	1,038,200
Neshaminy School District:
5%, 4/15/2016 (Insured; MBIA)	1,250,000	1,321,325
5%, 4/15/2017 (Insured; MBIA)	1,315,000	1,379,225
Norristown:
Zero Coupon, 12/15/2011	1,465,000	1,066,901
Zero Coupon, 12/15/2013	735,000	476,611
North Allegheny School District
5%, 5/1/2015 (Insured FGIC)	1,625,000	1,729,829
Pennsylvania Convention Center Authority,
Revenue 6.25%, 9/1/2004	160,000	161,698
Pennsylvania Finance Authority, Revenue (Penn
Hills Project) 5.25%, 12/1/2013 (Insured; FGIC)	2,045,000	2,181,565
Pennsylvania Higher Educational Facilities Authority,
Revenue:
Health Services (University of Pennsylvania):
5.35%, 1/1/2008	3,995,000	4,162,271
7%, 1/1/2008	800,000	818,880
(State System for Higher Education)
5.25%, 12/15/2014 (Insured; AMBAC)	1,600,000	1,721,920
(UPMC Health System):
6%, 1/15/2013	1,995,000	2,196,874
6%, 1/15/2014	1,580,000	1,721,963
Pennsylvania Housing Finance Agency,
Single Family Mortgage:
5.75%, 4/1/2006	400,000	416,276
6.10%, 4/1/2006	455,000	457,625
5.75%, 10/1/2006	415,000	431,654
6.10%, 10/1/2006	295,000	297,133
5.90%, 10/1/2008	1,075,000	1,127,009
5.45%, 10/1/2014	1,385,000	1,414,999
Pennsylvania Industrial Development Authority, EDR:
7%, 1/1/2006 (Insured; AMBAC)	795,000	856,231
5.50%, 7/1/2014 (Insured; AMBAC)	2,350,000	2,594,870
Pennsylvania Infrastructure Investment Authority,
Revenue (Pennvest Loan Pool Program)
6%, 9/1/2005 (Insured; MBIA)	155,000	163,358

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Pennsylvania Intergovernmental Coop Authority,
Special Tax Revenue (Philadelphia Funding
Program) 5.25%, 6/15/2016 (Insured; FGIC)	1,200,000		1,271,856
Pennsylvania Public School Building Authority,
School Revenue
(Daniel Boone School District Project)
5%, 4/1/2017 (Insured; MBIA)	1,005,000		1,042,376
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue:
5.25%, 12/1/2018 (Insured AMBAC)	455,000		480,512
5.25%, 12/1/2018 (Insured; AMBAC)
(Prerefunded 12/1/2018)	545,000	[a]	582,561
Philadelphia:
5.70%, 11/15/2006 (Insured; FGIC)	370,000		384,149
Airport Revenue (Philadelphia Airport System)
5.75%, 6/15/2008 (Insured; AMBAC)	1,000,000		1,055,420
Gas Works Revenue
5.50%, 7/1/2015 (Insured; FSA)	1,550,000		1,669,939
Philadelphia Hospitals and Higher
Education Facilities Authority, Revenue:
(Jefferson Health System):
4.30%, 5/15/2006	500,000		516,555
5%, 5/15/2011	2,500,000		2,595,250
(Temple University Hospital)
6.50%, 11/15/2008	2,110,000		2,269,284
Philadelphia Municipal Authority, Lease Revenue
5.25%, 11/15/2015 (Insured; FSA)	2,115,000		2,275,803
Sayre Health Care Facilities Authority, Revenue
(Guthrie Health):
6.25%, 12/1/2013	1,800,000		1,982,574
6.25%, 12/1/2014	1,000,000		1,091,960
Southeast Pennsylvania Transportation Authority,
Special Revenue 5.875%, 3/1/2009
(Insured; FGIC) (Prerefunded 3/1/2005)	45,000	[a]	46,944
Swarthmore Borough Authority, College Revenue
(Swarthmore College) 5.25%, 9/15/2020	750,000		781,943
Trinity Area School District
5.20%, 11/1/2012 (Insured; FSA)	1,235,000		1,338,530
Wayne County Hospital and Health Facilities
Authority (Wayne Memorial Hospital Project)
5.25%, 7/1/2016 (Insured; MBIA)	2,135,000		2,257,399

		Principal
Long-Term Municipal Investments (continued)		Amount ($)		Value ($)

West Mifflin Sanitary Sewer Municipal Authority,
Sewer Revenue
4.90%, 8/1/2013 (Insured; MBIA)		880,000		926,939
Westmoreland County
Zero Coupon, 12/1/2008 (Insured; FGIC)		1,590,000		1,366,525
Wilson Pennsylvania Area School District:
5.125%, 3/15/2016 (Insured; FGIC)		1,300,000		1,373,723
5%, 5/15/2016 (Insured; FSA)		1,135,000		1,194,859
York County Hospital Authority, Revenue
(Lutheran Social Services Health Center)
6.25%, 4/1/2011		1,000,000		998,960
Yough School District
Zero Coupon, 10/1/2007 (Insured; FGIC)		1,000,000		907,970
Total Long-Term Investments
(cost $76,216,742)			78,224,003

Short-Term Municipal Investment—2.5%

Philadelphia Authority For Industrial Development,
Revenue, VRDN (Newcourtland Elder Services)
1.10% (LOC; PNC Bank Corp.)		1,000,000 b	1,000,000
Philadelphia Hospital and Higher Education
Facilities Authority, HR, VRDN
(Children's Hospital Project)
1.08% (SBPA; JP Morgan Chase Bank)		1,000,000 b	1,000,000
Total Short-Term Municipal Investments
(cost $2,000,000)			2,000,000

Total Investments
(cost $78,216,742)	98.2%		80,224,003
Cash and Receivables (Net)		1.8%		1,503,864
Net Assets		100.0%		81,727,867

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Summary of Abbreviations
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	MBIA	Municipal Bond Investors
EDR	Economic Development Revenue		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	SBPA	Standby Bond Purchase
HR	Hospital Revenue		Agreement
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)

AAA		Aaa		AAA	63.7
AA		Aa		AA	13.4
A		A		A	14.9
BBB		Baa		BBB	4.3
F1		MIG1/P1		SP1/A1	2.5
Not Rated[c]		Not Rated[c]		Not Rated[c]	1.2
					100.0
a	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b	Securities payable on demand.Variable interest rate—subject to periodic change.
c	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	78,216,742	80,224,003
Cash		724,557
Interest receivable		1,022,334
Receivable for shares of Beneficial Interest subscribed		406
Prepaid expenses		9,120
		81,980,420

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		39,438
Payable for shares of Beneficial Interest redeemed		176,936
Accrued expenses		36,179
		252,553

Net Assets ( $)		81,727,867

Composition of Net Assets ($):
Paid-in capital		79,365,460
Accumulated undistributed investment income—net		211,148
Accumulated net realized gain (loss) on investments		143,998
Accumulated net unrealized appreciation
(depreciation) on investments		2,007,261

Net Assets ( $)		81,727,867

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		6,039,014
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.53

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2004 (Unaudited)
Investment Income ($):
Interest Income	1,898,492
Expenses:
Management fee—Note 3(a)	250,334
Shareholder servicing costs—Note 3(b)	49,638
Professional fees	24,021
Registration fees	6,837
Prospectus and shareholders' reports	5,873
Custodian fees	5,695
Trustees' fees and expenses—Note 3(c)	4,475
Loan commitment fees—Note 2	417
Miscellaneous	7,543
Total Expenses	354,833
Less—reduction in management fee
due to undertaking—Note 3(a)	(22,481)
Net Expenses	332,352
Investment Income—Net	1,566,140

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	147,077
Net unrealized appreciation (depreciation) on investments	(1,788,754)
Net Realized and Unrealized Gain (Loss) on Investments	(1,641,677)
Net (Decrease) in Net Assets Resulting from Operations	(75,537)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2004	Year Ended
	(Unaudited)	November 30, 2003

Operations ($):
Investment income—net	1,566,140	3,316,308
Net realized gain (loss) on investments	147,077	281,711
Net unrealized appreciation
(depreciation) on investments	(1,788,754)	720,021
Net Increase (Decrease) in Net Assets
Resulting from Operations	(75,537)	4,318,040

Dividends to Shareholders from ($):
Investment income—net	(1,536,163)	(3,267,466)
Net realized gain on investments	(283,331)	(191,015)
Total Dividends	(1,819,494)	(3,458,481)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	7,914,100	14,926,952
Dividends reinvested	1,391,863	2,603,905
Cost of shares redeemed	(8,184,296)	(20,590,710)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,121,667	(3,059,853)
Total Increase (Decrease) in Net Assets	(773,364)	(2,200,294)

Net Assets ($):
Beginning of Period	82,501,231	84,701,525
End of Period	81,727,867	82,501,231
Undistributed investment income—net	211,148	16,851

Capital Share Transactions (Shares):
Shares sold	571,127	1,081,591
Shares issued for dividends reinvested	101,003	188,407
Shares redeemed	(595,830)	(1,489,455)
Net Increase (Decrease) in Shares Outstanding	76,300	(219,457)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	May 31, 2004		Year Ended November 30,

	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	13.84	13.70	13.65	13.12	12.87	13.73
Investment Operations:
Investment income—net	.26[b]	.54[b]	.57[b]	.59	.61	.59
Net realized and unrealized
gain (loss) on investments	(.27)	.17	.20	.56	.31	(.76)
Total from Investment Operations	(.01)	.71	.77	1.15	.92	(.17)
Distributions:
Dividends from
investment income—net	(.25)	(.54)	(.57)	(.59)	(.61)	(.59)
Dividends from net realized
gain on investments	(.05)	(.03)	(.15)	(.03)	(.06)	(.10)
Total Distributions	(.30)	(.57)	(.72)	(.62)	(.67)	(.69)
Net asset value, end of period	13.53	13.84	13.70	13.65	13.12	12.87

Total Return (%)	(.01)[c]	5.16	5.81	8.94	7.38	(1.30)

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.80[d]	.80	.80	.78	.80	.80
Ratio of net investment income
to average net assets	3.75[d]	3.93	4.21	4.36	4.72	4.41
Decrease reflected in above
expense ratios due to
undertakings by
The Dreyfus Corporation	.05[d]	.06	.05	.04	.10	.12
Portfolio Turnover Rate	11.96[c]	25.16	10.77	27.47	34.68	45.37

Net Assets, end of period
($ x 1,000)	81,728	82,501	84,702	74,037	64,739	71,677
a As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.21%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,496 during the period ended May 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2003 was as follows: tax exempt income $3,267,466 and long term capital gains $191,015. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.The Manager had undertaken from December 1,2003 through May 31,2004 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $22,481 during the period ended May 31 2004.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $41,538 and transfer agency per account fees $4,800, which are offset against an expense reimbursement currently in effect in the amount of $6,900.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31 2004 the fund was charged $21,056 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $14,675 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions through the use of the fund's exchange privilege. During the period ended May 31, 2004, redemption fees charged and retained by the fund amounted to $203.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2004, amounted to $9,742,538 and $11,147,126, respectively.

At May 31, 2004, accumulated net unrealized appreciation on investments was $2,007,261, consisting of $2,379,219 gross unrealized appreciation and $371,958 gross unrealized depreciation.

At May 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 19

NOTES

For More Information

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Dreyfus
Pennsylvania
Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation 0105SA0504

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

P:\Edgar Filings\Pending\105\NCSR\N-CSR semi-form REVISED 5-2004.DOC